Exhibit 99.1

Mobile Viewpoint Corporate B.V.

located, Alkmaar, the Netherlands

Report on the annual accounts

2020

Mobile Viewpoint Corporate

B.V. Alkmaar

Mobile Viewpoint Corporate

B.V. Alkmaar

Consolidated financial statements

Independent auditor’s report

To: the Board of Directors of Mobile Viewpoint Corporate B.V. (Alkmaar, the Netherlands)

Report on the audit of the financial statements

Our opinion

We have audited the financial statements of Mobile Viewpoint Corporate B.V. (the Company) based in Alkmaar, the Netherlands. The financial statements comprise:

1.	the consolidated and company balance sheet as at 31 December 2020 and 2019;

2.	the consolidated and company profit and loss account for 2020 and 2019; and

3.	the notes comprising a summary of the accounting policies and other explanatory information.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of 31 December 2020 and 2019, and the results of its operations for the years then ended in accordance with Part 9 of Book 2 of the Dutch Civil Code.

Basis for our opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). We have also complied with the requirements under Dutch law, including the Dutch Standards on Auditing. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of matter in relation to the reconciliation to US GAAP

These financial statements are prepared to assist the Company to meet the requirements of the US Securities and Exchange Commission. Therefore, we draw attention to Note 39, which reconciles the financial information as at 31 December 2020 and for the year then ended from the accounting principles in Part 9 of Book 2 of the Dutch Civil Code to the accounting principles generally accepted in the United States of America (U.S. GAAP) due to differences that exist between the accounting principles in Part 9 of Book 2 of the Dutch Civil Code and US GAAP. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with Part 9 of Book 2 of the Dutch Civil Code, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are issued or available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

● Exercise professional judgment and maintain professional skepticism throughout the audit.

● Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

● Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

● Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

● Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Amstelveen, 1 November 2021

For and on behalf of BDO Audit & Assurance B.V.,

J.A. de Rooij RA

2

Mobile Viewpoint Corporate

B.V. Alkmaar

Consolidated balance sheet as at 31 December 2020

(After proposal appropriation of result)

Assets

		31-12-2020		31-12-2019
		€	€	€	€

Fixed assets

Intangible assets	1
Development costs			197.463		182.052

Property, plant and equipment	2
Other tangible assets			120.927		142.818

Current assets

Inventories and work in progress
Finished goods for resale and parts	3		1.741.712		1.378.849

Receivables
Trade receivables	4	1.068.960		497.559
Taxes and social security charges	5	208.968		213.172
Other accounts receivable	6	15.991		3.850
Accruals and prepaid expenses	7	226.515		417.095
			1.520.434		1.131.676
Cash and cash equivalents
Cash		838		895
ING Bank N.V.		1.861.560		551.156
			1.862.398		552.051

			5.442.934		3.387.446

3

Mobile Viewpoint Corporate

B.V. Alkmaar

Liabilities

		31-12-2020		31-12-2019
		€	€	€	€
Group equity	8		2.730.452		2.195.026

Provisions
Deferred tax liabilities	9		39.493		36.410

Current liabilities, accruals and deferred income
Trade payables	10	272.542		232.461
Liabilities to group companies	11	1.385.660		519.468
Payables relating to taxes and social security contributions	12	34.994		30.275
Other payables	13	722.053		167.234
Accruals and deferred income	14	257.740		206.572
			2.672.989		1.156.010

			5.442.934		3.387.446

4

Mobile Viewpoint Corporate

B.V. Alkmaar

Consolidated profit and loss account for the year 2020

		2020		2019
		€	€	€	€

Net Turnover	15		5.603.035		5.067.396
Cost of raw materials	16	2.086.659		1.958.221
Wages and salaries	17	1.706.310		862.459
Social security charges	18	138.970		113.956
Pension contributions	19	18.495		19.259
Depreciation of intangible and tangible fixed assets	20	182.398		174.822
Other operating expenses	21	767.074		990.165

Total of sum of expenses			4.899.906		4.118.882

Total of operating result			703.129		948.514

Other interest and similar income	22	-		44
Interest and similar expenses	23	-26.011		-21.856
Currency exchange differences		-39.357		-8.056

Financial income and expense			-65.368		-29.868

Total of result of activities before tax			637.761		918.646

Income tax expense	24		-102.335		-175.089

Total of result after tax			535.426		743.557

5

Mobile Viewpoint Corporate

B.V. Alkmaar

Notes to the consolidated financial statements

Entity information

Registered address and registration number trade register

The registered and actual address of Mobile Viewpoint Corporate B.V. is Keesomstraat 10 E, 1821 BS in Alkmaar Nederland. Mobile Viewpoint Corporate B.V. is registered at the Chamber of Commerce under number 59790989.

General notes

The most important activities of the entity

The activities of Mobile Viewpoint Corporate B.V. and its group companies consist mainly of developing services and products for mobile data transmission and commercial computer management services.

Disclosure of going concern

The accounting principles applied to the valuation of assets and liabilities and the determination of results in these financial statements are based on the assumption of continuity of the company. The financial impact of the Covid- 19 pandemic is limited. Although a few of our customers operate in an industry that initially became hard due to the consequences of the virus and as a result we have seen a slight decrease in turnover for a few months, this has manifested itself in the recovered during the year and new turnover was also generated as a result of the measures. Because of this, the continuity assumption used is therefore not affected.

Disclosure of group structure

Mobile Viewpoint Corporate B.V. is part of a group. The head of this group is Triple IT Corporate B.V. The financial statements of Mobile Viewpoint Corporate B.V. are included in the consolidated financial statements of Triple IT Corporate B.V.

Disclosure of estimates

In applying the principles and policies for drawing up the financial statements, the directors of Mobile Viewpoint Corporate B.V. make different estimates and judgments that may be essential to the amounts disclosed in the financial statements. If it is necessary in order to provide the transparency required under Book 2, article 362, paragraph 1, the nature of these estimates and judgments, including related assumptions, is disclosed in the notes to the relevant financial statement item.

The impact of the corona crises, which is disclosed in the paragraph ‘Disclosure of going concern’, have not led to revision of estimates in the financial statement.

Disclosure of consolidation

The consolidation includes the financial information of Mobile Viewpoint Corporate B.V., its group companies and other entities in which it exercises control or whose central management it conducts. Group companies are entities in which Mobile Viewpoint Corporate B.V. exercises direct or indirect control based on a shareholding of more than one half of the voting rights, or of which it has the authority to govern otherwise their financial and operating policies. Potential voting rights that can be exercised directly from the balance sheet date are also taken into account.

Group companies and other entities in which Mobile Viewpoint Corporate B.V. exercises control or whose central management it conducts are consolidated in full. Participating interests in group equity and group result are disclosed separately. Participating interests over which no control can be exercised (associates) are not included in the consolidation.

Intercompany transactions, profits and balances among group companies and other consolidated entities are eliminated, unless these results are realised through transactions with third parties. Unrealised losses on intercompany transactions are also eliminated, unless such a loss qualifies as an impairment. The accounting policies of group companies and other consolidated entities have been changed when necessary, in order to align them to the prevailing group accounting policies.

6

Mobile Viewpoint Corporate

B.V. Alkmaar

The consolidated companies are listed below:

- Mobile Viewpoint B.V., Alkmaar, the Netherlands (100%)

- IQ VideoSolutions B.V., Alkmaar, the Netherlands (100%)

General accounting principles

The accounting standards used to prepare the financial statements

The consolidated financial statements are drawn up in accordance with the provisions of Title 9, Book 2 of the Dutch Civil Code and the Dutch Accounting Standards, as published by the Dutch Accounting Standards Board (‘Raad voor de Jaarverslaggeving’).

Assets and liabilities are generally valued at historical cost, production cost or at fair value at the time of acquisition. If no specific valuation principle has been stated, valuation is at historical cost.

The functional currency

Items included in the financial statements of group companies are measured using the currency of the primary economic environment in which the respective group company operates (the functional currency). The consolidated financial statements are presented in euros, which is the functional and presentation currency of Mobile Viewpoint Corporate B.V.

Foreign currency

Transactions, receivables and liabilities

Transactions in foreign currencies are stated in the financial statements at the exchange rate of the functional currency on the transaction date.

Monetary assets and liabilities in foreign currencies are converted to the closing rate on the balance sheet date of the functional currency. The translation differences resulting from settlement and conversion are credited or charged to the income statement.

Non-monetary assets measured at historical cost in a foreign currency are converted at the exchange rate on the transaction date.

Non-monetary assets (other than goodwill) measured at fair value in a foreign currency are converted at the exchange rate on the date on which the fair value was determined.

Operating leases

The corporation has lease contracts whereby a large part of the risks and rewards associated with ownership are not for the benefit of or incurred by the corporation. The lease contracts are recognised as operational leasing. Lease payments are recorded on a straight-line basis, taking into account reimbursements received from the lessor, in the consolidated profit and loss account for the duration of the contract.

Accounting principles

Intangible assets

Intangible fixed assets are stated at historical cost less amortisation. Impairments are taken into consideration; this is relevant in the event that the carrying amount of the asset (or of the cash-generating unit to which the asset belongs) is higher than its realisable value.

With regard to the determination as to whether an intangible fixed asset is subject to an impairment, please refer to the relevant section.

7

Mobile Viewpoint Corporate

B.V. Alkmaar

Research costs are recognised in the consolidated profit and loss account. Expenditure on development projects is capitalised as part of the production cost if it is likely from both a commercial and technical perspective that the project will be successful (i.e.: if it is likely that economic benefits will be realised) and the cost can be determined reliably. A legal reserve has been recognised within equity with regard to the recognised development costs for the capitalised amount. The amortisation of capitalised development costs commences at the time when the commercial production starts and takes place over the expected future useful life of the asset.

Property, plant and equipment

Other tangible fixed assets are valued at historical cost or production cost including directly attributable costs, less straight-line depreciation based on the expected future life and impairments.

Subsidies on investments will be deducted from the historical cost price or production cost of the assets to which the subsidies relate.

Inventories

Inventories (stocks) are valued at cost price based on the last known purchase price or lower realisable value.

The cost price consists of the historical cost or production cost and costs incurred in order to bring the stocks to their current location and current condition. The production cost includes direct labour and fixed and variable production overheads.

The realisable value is the estimated sales price less directly attributable sales costs. In determining the realisable value the obsolescence of the inventories is taken into account.

Receivables

Receivables are recorded initially at fair value and then at amortised cost, net of any provision for doubtful debts, determined individually. On initial recognition the fair value and the amortised cost are the same as the face value.

Cash and cash equivalents

Cash at banks and in hand represent cash in hand, bank balances and deposits with terms of less than twelve months. Overdrafts at banks are recognised as part of debts to lending institutions under current liabilities. Cash at banks and in hand is valued at nominal value.

Provisions

Provisions are measured at the best estimate of the amount that is necessary to settle the obligation as per the balance sheet date. Provisions are recognised at the present value of the expenditures expected to be required to settle the obligations, where the effect of the time value of money is material. If the period for which the expenditures are discounted is one year or less, other provisions are measured at undiscounted amounts. If a provision is measured at present value, any changes in the provision due to accrued interest are presented as interest expense.

Dutch pension schemes:

Mobile Viewpoint B.V. has a pension scheme to which the provisions of the Dutch Pension Act (‘Pensioenwet’) are applicable. Mobile Viewpoint B.V. pays premiums based on (legal) requirements, a contractual or voluntary basis to an insurance companies. Premiums are recognised as employee cost when they are due. Prepaid contributions are recognised as deferred assets if these lead to a refund or reduction of future payments.

Contributions that are due but have not yet been paid are presented as liabilities.

Deferred tax liabilities

Deferred tax liabilities are recognised for temporary differences between the value of the assets and liabilities under tax regulations on the one hand and the book values applied in these financial statements on the other. The computation of the deferred tax liabilities is based on the tax rates prevailing at the end of the reporting year or the rates applicable in future years, to the extent that they have already been enacted by law.

Deferred tax balances are measured at undiscounted value.

8

Mobile Viewpoint Corporate

B.V. Alkmaar

Current liabilities

On initial recognition current liabilities are recognised at fair value. After initial recognition current liabilities are recognised at the amortised cost price, being the amount received taking into account premiums or discounts and minus transaction costs. This is usually the nominal value.

Accounting principles for determining the result

The result is the difference between the realisable value of the goods/services provided and the costs and other charges during the year. The results on transactions are recognised in the year in which they are realised.

Revenue recognition

Net turnover comprises the income from the supply of goods and services after deduction of discounts and such like and of taxes levied on the turnover.

Revenues from the goods supplied are recognised when all significant risks and rewards in respect of the goods have been transferred to the buyer.

Revenues from the services rendered are recognised in proportion to the services delivered, based on the services rendered up to the balance sheet date in proportion to the total of services to be rendered.

Gross operating result

The gross margin includes the net turnover, other operating income, costs of raw materials and consumables and costs of work contracted out, and other external costs.

Expenses of employee benefits

Short-term employee cost:

Salaries, wages and social security contributions are charged to the income statement based on the terms of employment, where they are due to employees and the tax authorities respectively.

Pension:

Mobile Viewpoint B.V. applies the liability approach for all pension schemes. The premium payable during the financial year is charged to the result. Changes in the pension provision are also charged to the result. We refer to the valuation principles for assets and liabilities, under Provision for pensions.

Amortisation of intangible assets

Intangible fixed assets are amortised from the date of initial use over the expected future economic life of the asset.

Future amortisation is adjusted if there is a change in estimated future useful life. Gains and losses from the occasional sale are included in depreciation.

Depreciation of property, plant and equipment

Tangible fixed assets are depreciated from the date of initial use over the expected future economic life of the asset, while taking into account any applicable restrictions from tangible fixed assets.

Future depreciation is adjusted if there is a change in estimated future useful life.

Gains and losses from the occasional sale of tangible fixed assets are included in depreciation.

Financial income and expenses

Interest income and expenses are recognised on a pro rata basis, taking account of the effective interest rate of the assets and liabilities to which they relate. In accounting for interest expenses, the recognised transaction expenses for loans received are taken into consideration.

Exchange differences that arise from the settlement or translation of monetary items are recorded in the profit and loss account in the period in which they occur, unless hedge-accounting is applied.

9

Mobile Viewpoint Corporate

B.V. Alkmaar

Dividends to be received from participations and securities not carried at net asset value are recognised as soon as Mobile Viewpoint Corporate B.V. has acquired the right to them.

Income tax expense

Tax on the result is calculated based on the result before tax in the consolidated profit and loss account, taking account of the losses available for set-off from previous financial years and exempt profit components and after the addition of non-deductible costs. Due account is also taken of changes which occur in the deferred tax assets and deferred tax liabilities in respect of changes in the applicable tax rate.

In the financial statements of group companies a tax charge is calculated on the basis of the accounting result. The corporate income tax that is due by these group companies is charged into the current accounts with Mobile Viewpoint Corporate B.V.

10

Mobile Viewpoint Corporate

B.V. Alkmaar

Notes to the consolidated balance sheet

Fixed assets

1 Intangible assets

Development costs
€

Balance as at 1 January 2020

Cost or manufacturing price	489.053
Accumulated amortization	-307.001

Book value as at 1 January 2020	182.052

Movements

Additions	122.457
Amortisations	-107.046

Balance movements	15.411

Balance as at 31 December 2020

Cost or manufacturing price	611.510
Accumulated amortization	-414.047

Book value as at 31 December 2020	197.463

Amortisation and depreciation on intangible assets over a period of 3 years. This period equals the useful life.

11

Mobile Viewpoint Corporate

B.V. Alkmaar

2 Property, plant and equipment

Other tangible assets
€

Balance as at 1 January 2020

Cost or manufacturing price	235.830
Accumulated depreciation	-93.012

Book value as at 1 January 2020	142.818

Movements

Additions	35.859
Depreciation	-51.712
Disposals	-11.472
Depreciation on disposals	5.434

Balance movements	-21.891

Balance as at 31 December 2020

Cost or manufacturing price	260.217
Accumulated depreciation	-139.290

Book value as at 31 December 2020	120.927

Depreciation percentages used between 20%-33,3%

12

Mobile Viewpoint Corporate

B.V. Alkmaar

Current assets

	31-12-2020	31-12-2019
	€	€

3 Finished goods for resale and parts

Finished goods for resale	954.428	821.380
Parts	787.284	557.469
	1.741.712	1.378.849

Receivables

4 Trade receivables

Trade receivables	1.068.960	497.559

5 Taxes and social security charges

Value added tax	63.515	103.958
Company tax	145.263	108.991
Pension contributions	190	223
	208.968	213.172

6 Other amounts receivable

Other amounts receivable	10.182	3.008
Deposit	5.809	842
	15.991	3.850

7 Accruals and prepaid expenses

Prepaid expenses	155.816	136.577
Accruals	70.699	280.518
	226.515	417.095

13

Mobile Viewpoint Corporate

B.V. Alkmaar

Liabilities

8 Group equity

The shareholders’ equity is explained in the notes to the non-consolidated balance sheet.

Provisions

9 Deferred tax liabilities

	2020	2019
	€	€
Balance as at 1 January	36.410	28.527
Addition	3.083	7.883

Balance as at 31 December	39.493	36.410

Deferred tax liabilities are recognised for the taxable temporary differences between the tax base and the accounting base of intangible fixed assets, and it is probable that the temporary difference will not be reversed in the foreseeable future.

Current liabilities, accruals and deferred income

10 Trade payables

Accounts payable	272.542	232.461

11 Liabilities to group companies

Current account Triple IT B.V.	607.713	59.904
Current account Triple IT Corporate B.V.	777.947	459.564
	1.385.660	519.468

An interest rate of 4% (2019: 4%) is applicable to the average intercompany balances. In respect of repayment and securities, no agreements have been made.

12 Payables relating to taxes and social security contributions

Wage tax	34.994	30.275

13 Other payables

Net wages	-	2.116
Audit and consultancy costs	6.370	5.908
Other amounts payable	715.683	159.210
	722.053	167.234

Other amounts payable includes management bonus €600.000.

14

Mobile Viewpoint Corporate

B.V. Alkmaar

	31-12-2020	31-12-2019
	€	€

14 Accruals and deferred income

Holiday allowance	62.631	51.659
Accruals and deferred income	195.109	154.913
	257.740	206.572

Contingent assets and liabilities

Off-balance sheet commitments relating to guarantees

Mobile Viewpoint B.V. issued performance bond for an amount of €30.621 as a guarantee to its contract with customers.

Disclosure of operating leases

As per year end the commitments relating with operating lease can be specified as follows:

Total Due €92.610, within one year €25.800, between one and five years €66.810, longer than five years €0 .

15

Mobile Viewpoint Corporate

B.V. Alkmaar

Notes to the consolidated profit and loss account
	2020	2019
	€	€

15 Net Turnover

Turnover	5.603.035	5.067.396

16 Cost of raw materials

Cost of sales	2.086.659	1.958.221

17 Wages and salaries

Wages	1.113.455	903.829
Bonus	600.000	-
Sickness benefit	-7.145	-41.370
	1.706.310	862.459

The bonus concerns bonus management due to settlements in the past. The bonus has been paid in 2021.

Average number of employees

2020
		Number
Average number of employees		18,00

2019
		Number
Average number of employees		15,00

18 Social security charges

Social security charges	166.042	139.300
Tax credit WBSO	-27.072	-25.344
	138.970	113.956

19 Pension contributions

Pension charges	18.495	19.259

20 Depreciation of intangible and tangible fixed assets

Amortisation of intangible fixed assets	107.046	96.267
Depreciation of tangible fixed assets	75.352	78.555
	182.398	174.822

16

Mobile Viewpoint Corporate

B.V. Alkmaar

	2020	2019
	€	€

Depreciation of tangible fixed assets

Other fixed assets	51.712	49.035
Charged depreciation costs Triple IT B.V.	23.640	29.520
	75.352	78.555

21 Other operating expenses

Other expenses of employee benefits	172.382	213.193
Housing expenses	65.181	64.110
Selling expenses	302.772	478.917
Car expenses	32.006	34.986
Office expenses	151.715	146.086
General expenses	43.018	52.873
	767.074	990.165

22 Other interest and similar income

Interest of receivables from group companies	-	44

23 Interest and similar expenses

Interest liabilities to group companies	18.383	17.676
Paid bank interest	7.628	4.180
	26.011	21.856

Interest liabilities to group companies

Interest current account Triple IT Corporate B.V.	18.383	17.676

24 Income tax expense

Tax on result

Corporate income tax current financial year	99.475	167.206
Corporate income tax previous financial year	-223	-
Deferred corporate income tax	3.083	7.883
Total	102.335	175.089

17

Mobile Viewpoint Corporate

B.V. Alkmaar

Company-only financial statements

18

Mobile Viewpoint Corporate

B.V. Alkmaar

Company-only balance sheet as at 31 December 2020

(After proposal appropriation of result)

Assets

		31-12-2020		31-12-2019
		€	€	€	€

Fixed assets

Financial assets	25		2.801.893		2.256.782

Current assets

Receivables
Receivables from group companies	26		313.231		399.943

Cash and cash equivalents
ING Bank N.V.			989.853		531
			4.104.977		2.657.256

19

Mobile Viewpoint Corporate

B.V. Alkmaar

Liabilities

		31-12-2020		31-12-2019
		€	€	€	€
Equity	27
Share capital paid called up	28	10.000		10.000
Share premium		486.150		486.150
Legal and statutory reserves	29	197.463		182.052
Other reserve		2.036.839		1.516.824
			2.730.452		2.195.026
Provisions
Other provisions	30		2.075		796
Current liabilities, accruals and deferred income
Liabilities to group companies	31	1.370.267		459.564
Other liabilities and accrued expenses	32	2.183		1.870
			1.372.450		461.434

			4.104.977		2.657.256

20

Mobile Viewpoint Corporate

B.V. Alkmaar

Company-only profit and loss account for the year 2020

		2020		2019
		€	€	€	€

Other operating expenses	33		1.961		3.360

Total of operating result			-1.961		-3.360

Other interest and similar income	34	15.902		17.276
Interest and similar expenses	35	-19.313		-17.676

Financial income and expense			-3.411		-400

Total of result before tax			-5.372		-3.760

Income tax expense			-		-

			-5.372		-3.760

Share in result of participations	36		540.798		747.317

Total of result after tax			535.426		743.557

21

Mobile Viewpoint Corporate

B.V. Alkmaar

Notes to the company-only financial statements

Entity information

Registered address and registration number trade register

The registered and actual address of Mobile Viewpoint Corporate B.V. is Keesomstraat 10 E, 1821 BS in Alkmaar Nederland. Mobile Viewpoint Corporate B.V. is registered at the Chamber of Commerce under number 59790989.

General notes

The most important activities of the entity

The activities of Mobile Viewpoint Corporate B.V. primarily consist of managing participations.

The location of the actual activities

The actual address of Mobile Viewpoint Corporate B.V. is Keesomstraat 10 E, 1821 BS in Alkmaar.

General accounting principles

The accounting standards used to prepare the financial statements

The company-only financial statements are drawn up in accordance with the provisions of Title 9, Book 2 of the Dutch Civil Code and the Dutch Accounting Standards, as published by the Dutch Accounting Standards Board (‘Raad voor de Jaarverslaggeving’).

The accounting policies for the company financial statements and the consolidated financial statements are the same. Group companies are stated at net asset value in accordance with the consolidated financial statements.

For the accounting policies for the company balance sheet and income statement, reference is made to the notes to the consolidated balance sheet and income statement.

Accounting principles

Financial assets

Participations, over which significant influence can be exercised, are valued according to the net asset value method. In the event that 20% or more of the voting rights can be exercised, it may be assumed that there is significant influence.

The net asset value is calculated in accordance with the accounting principles that apply for these financial statements; with regard to participations in which insufficient data is available for adopting these principles, the valuation principles of the respective participation are applied.

If the valuation of a participation based on the net asset value is negative, it will be stated at nil. If and insofar as Mobile Viewpoint Corporate B.V. can be held fully or partially liable for the debts of the participation, or has the firm intention of enabling the participation to settle its debts, a provision is recognised for this.

If the net asset value method is used, newly acquired associates are initially measured based on the fair value of their identifiable assets and liabilities at the acquisition date. For subsequent valuations, the principles that apply for these financial statements are used, with the values upon their initial recognition as the basis.

The amount by which the carrying amount of the participation has changed since the previous financial statements as a result of the net result achieved by the participation is recognised in the company-only profit and loss account.

Participations over which no significant influence can be exercised are valued at historical cost. The result represents the dividend declared in the reporting year, whereby dividend not distributed in cash is valued at fair value.

In the event of an impairment loss, valuation takes place at the recoverable amount; an impairment is recognised and charged to the company-only profit and loss account.

22

Mobile Viewpoint Corporate

B.V. Alkmaar

Notes to the company-only balance sheet

Fixed assets

25 Financial assets

	31-12-2020	31-12-2019
	€	€
Shares, certificates of shares and other types of participating interests in group companies

Participation in group company Mobile Viewpoint B.V.	2.801.892	2.256.781
Participation in group company IQ Video Solutions B.V.	1	1
	2.801.893	2.256.782

Mobile Viewpoint Corporate B.V. has direct interests in the following participations: Fully consolidated

Mobile Viewpoint B.V., Alkmaar, the Netherlands	100%
IQ Video Solutions B.V., Alkmaar, the Netherlands	100%

2020
€

Participation in group company Mobile Viewpoint B.V.

Book value as at 1 January	2.256.781
Profit/(Loss)	545.111

Book value as at 31 December	2.801.892

Participation in group company IQ Video Solutions B.V.

Book value as at 1 January	1
Balance movements	-
Book value as at 31 December	1

The value of the wholly-owned participation IQ Video Solutions B.V. was set as € 1 as at year-end 2020 (year-end 2019: € 1 ). The subsidiary is consolidated. Mobile Viewpoint Corporate B.V. has not given a liability undertaking or any other guarantee for this company. The negative equity is partly settled with the current account and partly as a provision.

23

Mobile Viewpoint Corporate

B.V. Alkmaar

Current assets

Receivables

	31-12-2020	31-12-2019
	€	€
26 Receivables from group companies

Receivable from Mobile Viewpoint B.V.	313.230	399.942
Receivable from IQ Video Solutions B.V.	1	1
	313.231	399.943

The average intercompany balances bear interest at 4% per annum (2019: 4%). Nothing has been agreed in respect of repayment and securities.

24

Mobile Viewpoint Corporate

B.V. Alkmaar

Liabilities

27 Equity

Movements in equity were as follows:

	Share capital paid called up	Share premium	Legal and statutory reserves	Other reserve	Total
	€	€	€	€	€
	10.000	486.150	182.052	1.516.824	2.195.026
Balance as at 1 January 2020
Appropriation of result	-	-	-	535.426	535.426
Addition in financial year	-	-	15.411	-	15.411
Decrease to legal and statory reserves	-	-	-	-15.411	-15.411
Balance as at 31 December 2020	10.000	486.150	197.463	2.036.839	2.730.452

28 Share capital paid called up

The authorised share capital of Mobile Viewpoint Corporate B.V. amounts to €10.000, divided in 10.000 ordinary shares of € 1. Issued capital consists of 10.000 ordinary shares.

Group structure

Triple IT Corporate B.V., established Alkmaar, is the head of the group from which Mobile Viewpoint Corporate B.V. is a part. The financial statements from Mobile Viewpoint Corporate B.V. are included in the consolidated financial statements from Triple IT Corporate B.V., which is published at chambre of commerce in the Netherlands.

On 16 August 2021 Vislink Limited aquired all shares of Mobile Viewpoint Corporate B.V. and from that moment became Mobile Viewpoint Corporate B.V. a part of Vislink Limited.

29 Legal and statutory reserves

The legal reserves are recognised in connection with capitalised development costs of participation in Mobile Viewpoint B.V.

Provisions

30 Other provisions

	31-12-2020	31-12-2019
	€	€

Provision other participations

Participation IQ Video Solutions B.V.	2.075	796

25

Mobile Viewpoint Corporate

B.V. Alkmaar

Current liabilities, accruals and deferred income
	31-12-2020	31-12-2019
	€	€

31 Liabilities to group companies

Current account Triple IT B.V.	592.320	-
Current account Triple IT Corporate B.V.	777.947	459.564
	1.370.267	459.564

The average intercompany balances bear interest at 4% per annum (2019: 4%).
Nothing has been agreed in respect of repayment and securities.

32 Other liabilities and accrued expenses

Other amounts payable	2.183	1.870

Subsequent events

On 16 August 2021, Triple IT Corporate B.V. entered into agreement with Vislink Limited to sell 100% of the outstanding capital of the Company, for an aggregate purchase price of €14.8 million plus the assumption and payment of €717.785 of intercompany indebtedness, all paid by Vislink Limited in cash, subject to certain routine closing adjustments in respect of working capital and net indebtedness.

Proposal on the appropriation of result

The management of the company proposes to appropriate the result as follows:

The appropriation of profit for the period 2020 in the amount of € 535.426 will be fully added to the other reserves.

This proposal is approved by the General Meeting on 19 July 2021, and has already been processed in anticipation in the annual accounts 2020 for the Company.

Articles of association governing profit appropriation

The articles of association stipulate, in accordance with article 20, that the annual profit obtained is at the free disposal of the general meeting. A dividend distribution on the shares is possible, if and insofar as the annual equity is adequate.

26

Mobile Viewpoint Corporate

B.V. Alkmaar

Notes to the company-only profit and loss account Average number of employees

2020
Number
Average number of employees	-

2019
Number
Average number of employees	-

	2020	2019
	€	€

33 Other operating expenses	0	0

General expenses	1.961	3.360

34 Other interest and similar income

Interest of receivables from group companies	15.902	17.276

Interest of receivables from group companies

Interest current account Mobile Viewpoint B.V.	13.998	15.382
Interest current account IQ Video Solutions B.V.	1.904	1.894
	15.902	17.276
35 Interest and similar expenses

Interest liabilities to group companies	18.383	17.676
Paid bank interest	930	-
	19.313	17.676
Interest liabilities to group companies

Interest current account Triple IT Corporate B.V.	18.383	17.676

36 Share in result of participations

Result from Mobile Viewpoint B.V.	545.141	751.387
Result from IQ Video Solutions B.V.	-4.343	-4.070
	540.798	747.317

27

Mobile Viewpoint Corporate

B.V. Alkmaar

Reconciliation to US GAAP:

Certain transactions and account balances that will be recorded differently when prepared in accordance with generally accepted accounting principles in the United States of America.

Under RJ 270, development costs are capitalized when specific criteria are met. Under US GAAP, these are expensed as incurred. The following table reconciles relevant items in the consolidated balance sheet as at 31 December 2020 and consolidated profit and loss accounts for 2020 to US GAAP:

	Reported under Dutch GAAP	Adjustment	US GAAP
	€	€	€
Assets
Intangible fixed assets	197.463	-197.463	-
Tangible fixed assets	120.927	-	120.927
Inventories	1.741.712	-	1.741.712
Receivables	1.520.434	-	1.520.434
Cash and cash equivalents	1.862.398	-	1.862.398
Total	5.442.934	-197.463	5.245.471

Liabilities
Group equity	2.730.452	-197.463	2.532.989
Provisions	39.493	-	39.493
Current liablities, accruals and deferred income	2.672.989	-	2.672.989
Total	5.442.934	-197.463	5.245.471

Profit and loss account
Net Turnover	5.603.035	-	5.603.035
Cost of raw materials	-2.086.659	-	-2.086.659
Wages and salaries	-1.706.310	-	-1.706.310
Social security charges	-138.970	-	-138.970
Pension contributions	-18.495	-	-18.495
Depreciation/amortization	-182.398	107.046	-75.352
Other operating expenses	-767.074	-122.457	-889.531
	703.129	-15.411	687.718
Interest and simulair income	-26.011	-	-26.011
Currency exchange differences	-39.357	-	-39.357
	637.761	-15.411	622.350
Income tax expense	-102.335	-	-102.335
Total	535.426	-15.411	520.015

28

Mobile Viewpoint Corporate

B.V. Alkmaar

The following table shows the impact of the reconciling item to the movement in equity:

	Share capital paid called up	Share premium	Legal and stator reserves	Retained Earnings	Total
	€	€	€	€	€
Balance as at 1 januari 2020	10.000	486.150	182.052	1.516.182	2.194.384
	-	-	-	-	-
Adjustment to US GAAP	-	-	-	-	-
Adjustment legal and statutory reserves arising from capitalization of development costs reserves	-	-	-182.052	182.052	-
Adjustment reverse out the intangible fixed assets	-	-	-	-181.410	-181.410
	-	-	-	-	-
Appropriation of adjusted result per US GAAP	-	-	-	520.015	520.015
Balance as at 31 december 2020	10.000	486.150	-	2.036.839	2.532.989

29

Mobile Viewpoint Corporate

B.V. Alkmaar

Consolidated cash flow statement for the year 2020

A statement of cash flow is not required for small-sized legal entities. The statement of cash flow is required under US generally accepted accounting principles (US GAAP)

		2020
	€	€
Total of cash flows from (used in) operating activities

Operating result		687.718

Adjustments for Depreciation	51.712
		51.712
Changes in working capital
Decrease (increase) in inventories	-362.863
Decrease (increase) in trade receivables	-571.401
Decrease (increase) in other receivables	28.335
Accruals and prepaid expenses	190.580
Increase (decrease) in other payables	1.516.979
		801.630
Total of cash flows from (used in) operations		1.541.060

Interest paid	-26.011
Income tax paid	-135.524
		-161.535
Total of cash flows from operating activities
		1.379.525
Total of cash flows from investment activities

Purchase of intangible assests
Purchase of property, plant and equipment	-35.859
Proceeds from sales of property, plant and equipment	6.038

Total of cash flows from investment activities		-29.821

Exchange rate and translation differences on cash		-39.357

Total of increase in cash and cash equivalents		1.310.347

Movement in cash and cash equivalents

Cash and cash equivalents at the beginning of the period		552.051
Increase (decrease) cash and cash equivalents		1.310.347
Cash and cash equivalents at the end of the period		1.862.398

Alkmaar, 1 november 2021

Director

Michael C. Bond

30

Mobile Viewpoint Corporate

B.V. Alkmaar

Other information

31

Mobile Viewpoint Corporate

B.V. Alkmaar

Independent auditor’s report

A. Report on the audit of the financial statements 2020

C. Description of responsibilities regarding the financial statements

32